Alpha Dog ETF (RUFF)

A series of

ETF Opportunities Trust

Supplement dated August 21, 2024

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated January 28, 2024

(as previously supplemented)

This supplement updates information currently in the Summary Prospectus, Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

Termination and Liquidation of the Alpha Dog ETF

On August 21, 2024, the Board of Trustees of ETF Opportunities Trust approved a Plan of Liquidation (the “Plan”) for the Alpha Dog ETF (“Fund”). The Fund commenced operations on October 14, 2021. Gea Sphere, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about September 16, 2024 (the “Liquidation Date”).

Effective as of the close of regular trading on August 30, 2024, the Fund is closed to new and subsequent investments and the Fund will de-list with its listing exchange. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.

As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between August 30, 2024 and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage costs, which will be borne by the Fund and its shareholders.

For more information regarding this supplement please call 1-844-745-5220.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.